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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE AT OF 1934
                Date of report (Date of earliest event reported):
                                January 30, 2007
                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)
        000-51290                                         52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)
777 Old Saw Mill River Road
Tarrytown, New York                                     10591
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(Address of Principal Executive Offices)                       (Zip Code)
                                 (914) 606-3500
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              (Registrant's Telephone Number, Including Area Code)
                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On January 30, 2007, the registrant, EpiCept Corporation (the "Company") entered into a Severance and Release Agreement (the "Severance Agreement") with Mr. Dov Elefant, the Registrant's Controller, in connection with Mr. Elefant's resignation of employment with the Company on January 30, 2007 (the "Resignation Date"). The Severance Agreement will become effective on January 30, 2007 the "Effective Date"). Under the Severance Agreement, Mr. Elefant will be entitled to receive the continuation of Mr. Elefant's base salary until the earlier of July 31, 2007 or four months compensation based on a pro rata portion of Mr. Elefant's salary set forth in the Employment Agreement. The Registrant also agreed to pay Mr. Elefant a completion bonus consisting of an initial bonus of $15,000 if Mr. Elefant stays with the Registrant until February 20, 2007 and a final bonus of $10,000 if Mr. Elefant stays with the Registrant until March
30, 2007. Under the terms of the Company's 1995 Stock Option Plan and the Stock Option Agreement, Mr. Elefant was granted options to purchase the Company's common stock, par value $0.0001 per share. Pursuant to his arrangement with the Registrant, Mr. Elefant will have 2 years after the Effective Date during which to exercise any options that have vested prior to the Effective Date.

      The foregoing summary of certain terms of the Severance Agreement is qualified in its entirety by the complete text of the Severance Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

     10.1 Severance and Release Agreement, dated January 30, 2007 between EpiCept Corporation and Dov Elefant.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EPICEPT CORPORATION
                                              By: /s/ Robert W. Cook
                                                  ------------------------------
                                              Name: Robert W. Cook
                                              Title: Chief Financial Officer
Date: February 5, 2007


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                                  EXHIBIT INDEX

         No.      Description
         ---      -----------
         10.1     Severance and Release Agreement, dated January 30, 2007,
                  between EpiCept Corporation and Dov Elefant.


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